Exhibit 99.1

Press Release

Capstone Companies, Inc. obtains Working Capital Loan for $250,000 under Unsecured Promissory Note

Forms Special Committee of Independent Directors in Response to No Shop Provision in the Promissory Note

DEERFIELD BEACH, FL, March 5, 2026 – The Board of Directors of Capstone Companies, Inc., a Florida corporation, (“Company”)(OTCQB: CAPC) is committed to enhancing shareholder value and regularly evaluates potential strategic, financial and operational alternatives as the Company continues to execute its strategic business development plan, which is focused on seeking a business line with the potential for growth and profitability.

Working Capital Funding. On March 4, 2026, the Company received $250,000 in working capital funding under an unsecured Lump Sum Payment Promissory Note (“Note”), dated March 3, 2026, issued to eBliss Global, Inc., the lender and an early stage private Delaware company, (“eBliss”) that is engaged in development and production of e-mobility technologies, primarily and initially being ebikes for personal transportation. eBliss anticipates starting production of its line of e-bikes at a Utica, New York factory in 2026. Funding under the Note occurred on March 4, 2026. The Note bears simple annual interest of 7% and principal and interest are due in a lump-sum payment on March 4, 2027. The funding under the Note is partial consideration for the ‘no shop’ provision described below.

No Shop Provision. The Note contains a 90-day ‘no shop’ provision to permit the Company and eBliss to discuss the possibility and feasibility of a mutually beneficial business relationship, which 90-day period provides eBliss with a qualified, exclusive right to discuss with the Company the possibility of a merger, other business combination, stock or asset acquisition, strategic relationship or joint venture for product development and production or a similar transaction (collectively, “Transactions”). If no agreement or letter of intent is signed within the first 60 days of the 90-day ‘no shop’ period, then the Company may entertain third party proposals for Transactions that are deemed superior to any existing, pending proposal for a Transaction from eBliss. The ‘no shop’ provision does not obligate either company to enter into any agreement or to consummate any mutually beneficial business relationship or transaction and is merely allowing the companies to explore whether any basis exists for a mutually beneficial relationship.

Stewart Wallach, Capstone’s Chairman, stated, “Capstone has engaged in a careful, deliberate business development effort to locate a new business line that has the potential for sustained growth and profitability. This approach serves the best interests of the Company’s public shareholders. While the focus has been on opportunities in the health, fitness and social activities industry, Capstone’s primary goal is finding opportunities with growth and profit potential, regardless of the industry. The ‘no shop’ provision in the Note is merely exploratory in nature and should not be regarded as an indication of the prospects for any agreement or transaction, but it reflects the continued effort of Capstone management to serve the interests of Capstone’s public shareholders.”

Special Independent Director Committee. As part of discussing possible mutually beneficial relationships under the ‘no shop’ provision, the Company will form a special committee of independent, disinterested directors, consisting of Jeffrey Guzy and Warner Session, to participate in discussions with eBliss during the No Shop Period.

No Existing Agreement or Commitment. There is no existing agreement or letter of intent or other commitment obligating the Company and eBliss to negotiate or consummate any Transactions and no such agreement or letter of intent or commitment, and no Transactions, may result from the discussions between the Company and eBliss. There can be no assurance that the Company will pursue any particular Transaction or other strategic outcome, or that a proposed Transaction will be consummated. The Company does not intend to disclose further developments regarding this matter unless and until further disclosure is determined to be appropriate or necessary.

About Capstone Companies, Inc.

Capstone has been engaged since 2017 in seeking to commercially exploit niche business lines or product lines that have growth and profit potential. Transitioning out of consumer product industry since 2024, the corporate mission has been to develop a business line with growth and profit potential that can, if successful, best serve the interests of Capstone’s public shareholders.

About eBliss Global, Inc.

eBliss Global is an e-mobility company innovating smarter, more sustainable ways for people to get to where they want to be. Through proprietary technology and an eye ever toward the future, eBliss is reshaping the transportation industry. Each eBliss vehicle is strategically designed to be long-lasting and maintenance-free, with a focus on simplicity and functionality, and is tailor-built for each rider’s specific needs, whether they be commuting, getting groceries, safely transporting families, making deliveries, or cruising with friends. Led by longtime innovators in the transportation and tech industries and creators of the NuVinci Continuously Variable Transmission, eBliss is disrupting and evolving how we think about everyday transportation. Driven by the conviction that we can achieve a more sustainable, efficient, and healthy world for all, eBliss delivers transportation solutions of the future—today. https://ebliss.global/

FORWARD LOOKING STATEMENTS. Certain statements in this press release contain or may suggest "forward-looking" information (as defined in the Private Securities Litigation Reform Act of 1995) that involves risks and uncertainties that could cause results to be materially different from expectations. The words "will," "may," "designed to," "outlook," "believes," "should," "targets," "anticipates," "assumptions," "plans," "expects" or "expectations," "intends," "estimates," "forecasts," "guidance" and similar expressions identify certain of these forward-looking statements. The Company also may provide forward-looking statements in oral statements or other written materials released to the public. All statements contained or incorporated in this press release or in any other public disclosures that address such future events or expectations are forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 17, 2025 and subsequent filings with the Securities and Exchange Commission. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances. As such, investors should not rely on forward looking statements in any investment decision. A ‘no shop’ provision and formation of a special committee of independent, disinterested directors should not be construed as an indication of the prospects for an agreement or consummation of any significant corporate transactions by the Company or other developments in the pursuit of establishing a new business line for the Company. As of the date of this communication, there is no legally binding agreement by the Company to enter into or consummate a significant corporate transaction. The Company’s Common Stock is a ‘penny stock’ under rules of the Securities and Exchange Commission and, as such, is a highly risky investment that should not be considered by investors who require liquidity in an investment or cannot afford the loss of their investment. The Company’s Common Stock has no primary market makers or institutional investor market support and the Company’s Common Stock is vulnerable to unpredictable, significant fluctuations in price and trading volume. Website addresses included in this press release are inactive textual references only and do not incorporate any website or its contents into this press release.

No Offer or Solicitation. This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction or otherwise for any transaction or other matter, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

CONTACT

Stewart Wallach, Chairman of the Board of Directors

Capstone Companies, Inc.

Email: swallach@capstonecompaniesinc.com